Exhibit 99.1

Instructure Reports Second Quarter 2016 Financial Results

Q2 2016 Revenue of $25.9 Million, Up 63% Year-Over-Year

SALT LAKE CITY (August 1, 2016) – Instructure, Inc. (NYSE: INST), a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter, today announced its financial results for the second quarter ended June 30, 2016.

“Our growth strategy is simple - increase our customer base, extend our relationships with existing customers, expand internationally and continue to extend our product offerings,” said Josh Coates, CEO at Instructure. “In Q2, we successfully executed against this strategy and delivered 63% year-over-year top line growth while at the same time drove substantial margin improvements. Our continued innovation in delivering solutions that provide a new way for people to learn is fueling our business momentum and further driving long-term growth prospects for the company.”

Second Quarter Financial Summary
(in thousands, except per share data)
	Three Months Ended June 30
	2016	2015
Revenue	$25,890	$15,877
Gross Margin
GAAP	70.5%	65.2%
Non-GAAP(1)	71.6%	65.6%
Operating Loss
GAAP	$(14,516)	$(13,273)
Non-GAAP(1)	$(12,069)	$(12,513)
Net loss
GAAP	$(14,590)	$(13,966)
Non-GAAP(1)	$(12,143)	$(12,535)
EPS
GAAP(2)	$(0.53)	$(2.21)
Non-GAAP(1)(2)	$(0.44)	$(0.59)

(1)

Non-GAAP financial measures exclude stock-based compensation, accrual or reversal of payroll taxes related to secondary stock purchase transactions, amortization of acquisition related intangibles, and the change in fair value of the warrant liability.

(2)

Q2 2016 and Q2 2015 GAAP share count was 27.6M and 6.3M, respectively, due to the conversion of redeemable convertible preferred shares into common stock, which occurred on the closing of Instructure’s IPO on November 18, 2015.  Non-GAAP share count assumes the conversion of the redeemable convertible preferred shares to common stock occurred at the beginning of the annual period.

Second Quarter 2016 Business Highlights

●	Instructure continued to grow its customer base in the second quarter. A few highlights include:
○	Higher Education – Canvas was selected as the primary learning management system by Ohio State University and University of North Carolina at Charlotte.
○	K-12 Schools – Canvas was chosen by the Broward County Public Schools in Florida with its more than 200,000 students, and the San Diego Unified School District which has 100,000 in its student body.
○	International – Canvas was selected by the University of Wolverhampton in the UK, Oslo National Academy of Arts in Norway and Melbourne High School in Australia.
○

Corporate – Bridge was chosen by Starz Entertainment because of its easy integration with their existing talent management system; Jet.com for the training of their 1,000 employees; by the Better Business Bureau to train employees across their more than 100 locations in the US and Canada and Yale School of Medicine for their employee training.

Business Outlook

Today, Instructure issued financial guidance for the third quarter and full year 2016. The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, reversal of payroll tax expense on secondary stock purchase transactions, amortization of acquisition related intangibles, and the change in fair value of the warrant liability (see table below which reconciles these non-GAAP financial measures to the related GAAP measures).

For the third quarter ending September 30, 2016, Instructure expects revenue of approximately $29.9 million to $30.5 million, a non-GAAP net loss of ($11.9) million to ($11.4) million, and non-GAAP net loss per share of ($0.42) to ($0.40).

For the full year ending December 31, 2016, Instructure expects revenue of approximately $110.8 million to $112 million, up from previously stated guidance of $108 million to $110 million, a non-GAAP net loss of ($49) million to ($47.5) million, up from ($52) million to ($50) million, and non-GAAP net loss per share of ($1.75) to ($1.70), up from ($1.87) to ($1.81).

Conference Call Details:

Instructure will discuss its second quarter 2016 results today, August 1, 2016, via teleconference at 3:00 p.m. Mountain Time / 5:00 p.m. Eastern Time. The call may be accessed at (877) 604-9673 or (719) 325-4750, passcode 4052315.  A live webcast, as well as replay, of the conference call will be accessible at Instructure's investor relations website, http://ir.instructure.com.

Non-GAAP Financial Measures

In this release, Instructure’s non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and 12-month billings are not presented in accordance with GAAP and are not intended to be used in lieu of GAAP presentations of results of operations.

Management presents these non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.  Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics.

These non-GAAP measures exclude stock-based compensation, payroll taxes related to secondary stock purchase transactions or the reversal of such expense due to the retirement of the liability, amortization of acquisition related intangibles, and the change in fair value of the warrant liability. We believe investors may want to exclude the effects of these items in order to compare our financial performance between time periods:

●

Stock-based compensation - Although stock-based compensation is an important aspect of the compensation of our employees and executives, management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of our core business.  Unlike cash compensation, the value of equity awards is determined using a complex formula that incorporates factors, such as market volatility and forfeiture rates that are beyond our control. Stock-based compensation from the employee sale of securities to investors, prior to our IPO, at a price above the current fair market value was dependent on our fair value assumptions and other factors that were beyond our control.

●

Accrual or reversal of payroll taxes related to secondary stock purchase transactions - In prior periods, operating expenses included employer payroll tax-related items on employee sales of securities to investors prior to our IPO. The amount of employer payroll tax-related items on these transactions was dependent on the fair market value of our stock. In the current period, operating expenses included the reversal of such payroll tax expense due to the reduction of the estimated liability.

●

Amortization of acquisition related intangibles - Expense for the amortization of acquisition related intangibles is a non-cash item, and we believe that the exclusion of this expense provides for a useful comparison of our operating results to prior periods.

●

Change in fair value of the warrant liability - Under GAAP, we are required to record mark-to-market adjustments for the change in fair value of the liability for warrants issued in connection with term debt and our credit facility. This expense or gain is excluded from management's assessment of our operating performance because management believes that these non-cash items are not indicative of ongoing operating performance.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s financial guidance for the third quarter of 2016 and full year 2016, the company’s growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company’s expectations regarding future revenue, expenses and net income or loss.  These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Instructure’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Instructure’s ability to build and expand its sales efforts; general economic and industry conditions; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure's ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions.  These and other important risk factors are described more fully in the Quarterly Report for the quarter ended March 31, 2016, which was filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2016 and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

About Instructure

Instructure, Inc. is a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter. With a vision to help maximize the potential of people through technology, Instructure created Canvas and Bridge to enable organizations everywhere to easily develop, deliver and manage engaging face-to-face and online learning experiences. To date, Instructure has connected millions of instructors and learners at more than 2,000 educational institutions and corporations throughout the world. Learn more about Canvas for higher ed and K-12, and Bridge for the corporate market at www.Instructure.com.

Contacts:

Lisa Laukkanen

The Blueshirt Group

(415) 217-4967

Lisa@BlueshirtGroup.com

Heather Erickson

VP, Global Communications

Instructure

(866) 574-3127

press@instructure.com

Source: Instructure

INSTRUCTURE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$62,027	$90,471
Short term marketable securities	—	325
Accounts receivable—net of allowances of $199 and $225 at June 30, 2016 and December 31, 2015, respectively	41,327	9,523
Prepaid expenses	4,983	5,010
Other current assets	583	614
Total current assets	108,920	105,943
Property and equipment, net	13,242	11,732
Goodwill	989	989
Intangible assets, net	576	444
Noncurrent prepaid expenses	785	749
Other assets	1,069	1,203
Total assets	$125,581	$121,060
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,816	$3,912
Accrued liabilities	10,428	8,852
Deferred rent	658	541
Deferred revenue	72,983	49,384
Total current liabilities	87,885	62,689
Deferred revenue, net of current portion	3,136	2,941
Deferred rent, net of current portion	8,721	9,078
Warrant liability	25	331
Other long term liabilities	65	402
Total liabilities	99,832	75,441
Commitments and contingencies
Stockholders’ equity:
Common stock	3	4
Treasury stock	—	(1)
Additional paid-in capital	196,976	188,517
Accumulated other comprehensive income	—	—
Accumulated deficit	(171,230)	(142,901)
Total stockholders’ equity	25,749	45,619
Total liabilities and stockholders’ equity	$125,581	$121,060

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue:
Subscription and support	$22,416	$13,347	$42,993	$25,948
Professional services and other	3,474	2,530	6,196	4,554
Total Net revenue	25,890	15,877	49,189	30,502
Cost of Revenue:
Subscription and support	5,586	3,937	11,023	7,613
Professional services and other	2,049	1,595	3,961	2,830
Total cost of revenue	7,635	5,532	14,984	10,443
Gross profit	18,255	10,345	34,205	20,059
Operating expenses:
Sales and marketing	18,038	14,050	34,201	25,131
Research and development	8,730	5,645	16,535	10,916
General and administrative	6,003	3,923	11,739	13,969
Total operating expenses	32,771	23,618	62,475	50,016
Loss from operations	(14,516)	(13,273)	(28,270)	(29,957)
Other income (expense):
Interest income	61	4	132	7
Interest expense	(12)	(22)	(23)	(44)
Change in fair value of warrant liability	—	(39)	62	(527)
Other income (expense), net	(56)	10	(131)	(109)
Total other income (expense)	(7)	(47)	40	(673)
Loss before income taxes	(14,523)	(13,320)	(28,230)	(30,630)
Income tax expense	(67)	(14)	(99)	(14)
Net loss	$(14,590)	$(13,334)	$(28,329)	$(30,644)
Deemed dividend to investors	—	(632)	—	(632)
Net loss attributable to common stockholders	$(14,590)	$(13,966)	$(28,329)	$(31,276)
Net loss per common share attributable to common stockholders, basic and diluted	$(0.53)	$(2.21)	$(1.03)	$(5.00)
Weighted average shares used to compute net loss per share, basic and diluted	27,610	6,316	27,456	6,261

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating Activities:
Net loss	$(14,590)	$(13,334)	$(28,329)	$(30,644)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	974	613	1,886	1,136
Amortization of intangible assets	87	78	164	155
Amortization of deferred financing costs	11	17	23	32
Change in fair value of warrant liability	—	39	(62)	527
Stock-based compensation	2,662	758	4,897	6,687
Other	(75)	84	(47)	111
Changes in assets and liabilities:
Accounts receivable, net	(34,579)	(23,302)	(31,978)	(20,167)
Prepaid expenses and other assets	(2)	(1,863)	133	(2,451)
Accounts payable and accrued liabilities	1,182	3,263	1,697	3,945
Deferred revenue	35,296	20,633	23,794	13,839
Deferred rent	(205)	454	(240)	379
Other liabilities	(303)	(237)	(330)	(261)
Net cash used in operating activities	(9,542)	(12,797)	(28,392)	(26,712)
Investing Activities:
Purchases of property and equipment	(1,142)	(2,212)	(3,410)	(3,139)
Purchases of intangible assets	(145)	—	(296)	—
Proceeds from disposal of property and equipment	10	9	18	18
Purchases of marketable securities	—	(1,153)	—	(1,153)
Maturities of marketable securities	—	—	325	500
Net cash used in investing activities	(1,277)	(3,356)	(3,363)	(3,774)
Financing Activities:
Proceeds from exercise of redeemable convertible preferred stock warrants	—	—	—	250
Proceeds from issuance of common stock from employee equity plans	3,188	46	3,311	111
Payments of line of credit financing costs	—	(32)	—	(32)
Repayment of capital lease obligations	—	(76)	—	(150)
Net cash provided by financing activities	3,188	(62)	3,311	179
Net decrease in cash	(7,631)	(16,215)	(28,444)	(30,307)
Cash, beginning of period	69,658	29,823	90,471	43,915
Cash, end of period	$62,027	$13,608	$62,027	$13,608

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP GROSS MARGIN
(in thousands, except percentages)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
GAAP gross profit	$18,255	$10,345	$34,205	$20,059
Stock-based compensation	273	67	466	115
Non-GAAP gross margin	$18,528	$10,412	$34,671	$20,174

GAAP gross margin %	70.5%	65.2%	69.5%	65.8%
Non-GAAP gross margin %	71.6%	65.6%	70.5%	66.1%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING LOSS
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Loss from operations	$(14,516)	$(13,273)	$(28,270)	$(29,957)
Stock-based compensation	2,662	758	4,897	6,687
Payroll tax expense on secondary stock purchase transactions	—	—	—	1,327
Reversal of payroll tax expense on secondary stock purchase transactions	(217)	—	(217)	—
Amortization of acquisition related intangibles	2	2	4	4
Non-GAAP operating loss	$(12,069)	$(12,513)	$(23,586)	$(21,939)

GAAP operating margin	-56%	-84%	-57%	-98%
Non-GAAP operating margin	-47%	-79%	-48%	-72%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP NET LOSS
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Loss	$(14,590)	$(13,334)	$(28,329)	$(30,644)
Stock-based compensation	2,662	758	4,897	6,687
Payroll tax expense on secondary stock purchase transactions	—	—	—	1,327
Reversal of payroll tax expense on secondary stock purchase transactions	(217)	—	(217)	—
Amortization of acquisition related intangibles	2	2	4	4
Change in fair value of warrant liability	—	39	(62)	527
Non-GAAP net loss	$(12,143)	$(12,535)	$(23,707)	$(22,099)
Non-GAAP net loss per common share, basic and diluted	$(0.44)	$(0.59)	$(0.86)	$(1.04)
Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share(1)	27,610	21,293	27,456	21,238

(1)Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share on a non-GAAP basis assumes that the redeemable convertible preferred shares that converted to common shares upon execution of our IPO were outstanding for the full year.

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE SHARES OUTSTANDING
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
GAAP weighted average common shares, basic and diluted	27,610	6,316	27,456	6,261
Effect of redeemable convertible preferred stock conversion (assuming converted shares were outstanding for the full year)	—	14,977	—	14,977
Non-GAAP weighted average common shares used in computing basic and diluted non-GAAP net loss per common share	27,610	21,293	27,456	21,238

INSTRUCTURE, INC.
RECONCILIATION OF 12-MONTH BILLINGS
(in thousands)
(unaudited)
	Trailing Twelve Months Ended June 30,
	2016	2015
Total net revenue	$91,880	$56,678

Current deferred revenue
Beginning balance	42,978	29,483
Ending balance	72,983	42,978
Net change in current deferred revenue	30,005	13,495

Long term deferred revenue
Beginning balance	2,815	2,559
Ending balance	3,136	2,815
Net change in long term deferred revenue	321	256

Total 12-month billings	$122,206	$70,429

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2016
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$18,038	(789)	57	—	$17,306
Research and development	8,730	(935)	57	(2)	7,850
General and administrative	6,003	(665)	103	—	5,441
Total operating expenses	$32,771	(2,389)	217	(2)	$30,597

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2015
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$14,050	(241)	—	—	$13,809
Research and development	5,645	(287)	—	(2)	5,356
General and administrative	3,923	(163)	—	—	3,760
Total operating expenses	$23,618	(691)	—	(2)	$22,925

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2016
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$34,201	(1,444)	57	—	$32,814
Research and development	16,535	(1,720)	57	(4)	14,868
General and administrative	11,739	(1,267)	103	—	10,575
Total operating expenses	$62,475	(4,431)	217	(4)	$58,257

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2015
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$25,131	(422)	—	—	$24,709
Research and development	10,916	(527)	—	(4)	10,385
General and administrative	13,969	(5,623)	(1,327)	—	7,019
Total operating expenses	$50,016	(6,572)	(1,327)	(4)	$42,113

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP GUIDANCE - NET LOSS
(in thousands)
(unaudited)
	Three Months Ending September 30,		Full Year Ending December 31,
	2016	2016	2016	2016
	LOW	HIGH	LOW	HIGH
Net loss	$(14,623)	$(14,123)	$(59,287)	$(57,787)
Stock-based compensation	2,721	2,721	10,557	10,557
Reversal of payroll tax expense on secondary stock purchase transactions	-	-	(217)	(217)
Amortization of acquisition related intangibles	2	2	9	9
Change in fair value of warrant liability	-	-	(62)	(62)
Non-GAAP net loss	$(11,900)	$(11,400)	$(49,000)	$(47,500)

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP GUIDANCE - NET LOSS PER COMMON SHARE
(unaudited)
	Three Months Ending September 30,		Full Year Ending December 31,
	2016	2016	2016	2016
	LOW	HIGH	LOW	HIGH
Net loss per common share	$(0.52)	$(0.50)	$(2.12)	$(2.07)
Stock-based compensation	0.10	0.10	0.38	0.38
Reversal of payroll tax expense on secondary stock purchase transactions	-	-	(0.01)	(0.01)
Amortization of acquisition related intangibles	0.00	0.00	0.00	0.00
Change in fair value of warrant liability	-	-	(0.00)	(0.00)
Non-GAAP net loss per common share, basic and diluted	$(0.42)	$(0.40)	$(1.75)	$(1.70)
Projected weighted average common shares used in computing basic and diluted net loss per common share	28,100	28,100	27,900	27,900